Exhibit 99.1

Editorial Contacts:
Joe Greenhalgh, Vice President, Investor Relations - USA (510) 713-4430
Krista Todd, Vice President, Communications - USA (510) 713-5834
Ben Starkie, Corporate Communications - Europe +41-(0) 79-292-3499

Logitech Confirms Lifesize Non-Cash Accounting Charge for Fiscal Year 2015

NEWARK, Calif. - May 13, 2015 and LAUSANNE, Switzerland, May 14, 2015 - Logitech International (SIX: LOGN) (Nasdaq: LOGI) today announced that, based on a third party valuation report, it will take a non-cash, non-tax-deductible goodwill impairment charge related to the acquisition of Lifesize. As communicated in April 2015, Logitech has been evaluating the goodwill associated with Lifesize. This charge is expected to be between $100 million and $123 million in the fourth quarter of Fiscal Year 2015.
The charge does not affect the Company’s operating performance. It is still subject to further review by the Company and its independent auditors, including the routine review of subsequent events, prior to the filing of its Annual Report on Form 10-K for the fiscal year ended March 31, 2015.
As announced last month, Logitech is reorganizing its Lifesize business to sharpen its focus on Lifesize’s new cloud-based offering which is gaining significant market traction. Logitech is implementing these actions, and considering others, to optimize the value of its video conferencing reporting unit.
About Logitech
Logitech is a world leader in products that connect people to the digital experiences they care about. Spanning multiple computing, communication and entertainment platforms, Logitech’s combined hardware and software enable or enhance digital navigation, music and video entertainment, gaming, social networking, audio and video communication over the Internet, video security and home-entertainment control. Founded in 1981, Logitech International is a Swiss public company listed on the SIX Swiss Exchange (LOGN) and on the Nasdaq Global Select Market (LOGI).
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This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation statements regarding: the goodwill impairment charge related to Lifesize, the reorganization of the Lifesize business, Lifesize’s cloud-based offering, and actions to optimize the value of Lifesize. The forward-looking statements in this release involve risks and uncertainties that could cause Logitech’s actual results and events to differ materially from those anticipated in these forward-looking statements, including, without limitation: if our product offerings, marketing activities and investment prioritization decisions do not result in the sales, profitability or profitability growth we expect, or when we expect it; the demand of our customers and our consumers for our products and our ability to accurately forecast it; if we do not successfully execute on our growth opportunities in our new product categories or our growth opportunities are more limited than we expect; the effect of pricing, product, marketing and other initiatives by our competitors, and our reaction to them, on our sales, gross margins and profitability; if our products and marketing strategies fail to separate our products from competitors’ products; changes with respect to the Lifesize business, assets , strategy or perceived valuation; finalization of the review of the charge by Logitech and its independent auditors. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Logitech’s periodic filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2014 and our Annual Report on Form 10-K for the fiscal year ended March 31, 2014, available at www.sec.gov, under the caption Risk Factors and elsewhere. Logitech does not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this press release.

Logitech, the Logitech logo, and other Logitech marks are registered in Switzerland and other countries. All other trademarks are the property of their respective owners. For more information about Logitech and its products, visit the company’s Web site at www.logitech.com.

(LOGIIR)